                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            YOUNG INNOVATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                             YOUNG INNOVATIONS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON
                                  MAY 16, 2000

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of Young Innovations, Inc. (the "Company") will be held at the St. Louis Airport Marriott, I-70 at Lambert Airport, St. Louis, Missouri, on May 16, 2000, at 10:00 A.M., St. Louis time, for the following purposes:

     1. To elect nine Directors to serve until the Annual Meeting of Shareholders in 2001 or until their successors are duly elected and qualified;

     2. To consider and act upon ratification of the selection of Arthur Andersen LLP as independent accountants for 2000; and

     3. To consider and transact such other business as may properly come before the meeting.

     Only shareholders whose names appear of record at the Company's close of business on March 10, 2000 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

                                           By Order of the Board of Directors,

                                           George E. Richmond
                                           Chief Executive Officer

April 10, 2000

Earth City, Missouri

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                             YOUNG INNOVATIONS, INC.
                           13705 SHORELINE COURT EAST
                           EARTH CITY, MISSOURI 63045

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 16, 2000

     This Proxy Statement is being furnished to the common shareholders of Young Innovations, Inc. (the "Company") on or about April 10, 2000 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of shareholders (the "Annual Meeting") to be held on May 16, 2000 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

     Holders of shares of common stock, par value $0.01 per share ("Shares" or the "Common Stock"), of the Company at its close of business on March 10, 2000 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 6,505,696 shares of Common Stock were outstanding. Holders of Common Stock (the "Shareholders") are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

     A plurality of the votes of Shareholders cast at the Annual Meeting is required for the election of each director. Ratification of the selection of the independent accountants requires the affirmative vote of holders of a majority of the Shares voted on the proposal. Abstentions and broker non-votes are counted in the number of shares present in person or represented by proxy for purposes of determining whether a quorum is present, but not for purposes of election of directors. In connection with the ratification of the selection of independent accountants, an abstention will have the same effect as a vote against the proposal. Broker non-votes will not be voted for or against the proposal and will have no effect on the proposal.

     Shareholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

     All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR Proposal 1 for the election of the Board's director nominees and FOR Proposal 2 for the ratification of the recommended independent accountants. The Board of Directors of the Company does not know of any matters, other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement, that will come before the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing and dating a subsequent proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Corporate Secretary, Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045 (telephone number (314) 344-0010).

     The proxies are solicited by the Board of Directors of the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission, by directors, officers or employees of the Company or persons employed by the Company for the purpose of soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and will be reimbursed for expenses incurred therewith. The cost of solicitation of proxies will be borne by the Company.

     The Annual Report to Shareholders for fiscal year 1999 accompanies this Proxy Statement. If you did not receive a copy of the report, you may obtain one by writing to the Secretary of the Company.

                                 ---------------

               The date of this Proxy Statement is April 10, 2000.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Pursuant to the By-laws of the Company, the Company's Directors are elected annually and hold office until their successors are duly elected and qualified.

     It is intended that the proxies (except proxies marked to the contrary) will be voted for the nominees listed below, all of whom are members of the present Board of Directors. It is expected that the nominees will serve; but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

     The following table sets forth the names, ages, principal occupations and other information respecting the director nominees:


                                                              PRINCIPAL OCCUPATION
                  DIRECTOR                AGE                  DURING PAST 5 YEARS
                  --------                ---                  -------------------

          George E. Richmond......        66   President  of  Young  Dental   Manufacturing   Company   ("Young
                                               Dental")  (predecessor  to the  Company)  from 1961 until  1997.
                                               Chief Executive  Officer and a Director of the Company since its organization  in 1995 and  Chairman  of the  Board  since  1997.
                                               Director of UMB Bank of St. Louis, National Association.
          Alfred E. Brennan.......        47   President  since  July  1998,  Chief  Operating  Officer  of the
                                               Company since  October  1997,  and Director of the Company since
                                               August  1997.   Senior   Associate  of  Dewar  Sloan,  a  dental
                                               consulting company,  from 1995 until October 1997.  President of the Dental Instrument Division of DENTSPLY  International,  Inc.
                                               from 1991 to 1994.  Director  of Unico  Systems  Inc.,  a dental consulting company.
          Arthur L. Herbst, Jr....         36  Chief  Financial  Officer since  February  1999,  Executive Vice
                                               President  of  Strategic  Planning  since  October  1998  and  a
                                               Director of the Company  since  November  1997.  Vice  President and  Portfolio  Manager with  Roberts,  Glore & Co, a registered investment  advisor,  from  September  1995  to  November  1998.
                                               Director of Corporate  Finance of DENTSPLY  International,  Inc.
                                               from May 1993  through  August 1995,  a  manufacturer  of dental
                                               supplies   and   equipment.   Treasurer  of  GENDEX   Corp.,   a
                                               manufacturer  of dental and  medical  equipment,  from  November
                                               1990 to June 1993.
          Richard G. Richmond.....        45   A Director of the  Company  since 1995,  Vice  President  of the
                                               Company from  February  1999 to April 2000 and  Secretary of the
                                               Company  from  August  1995 to April  2000.  President  of Young
                                               Dental  from July  1997 to April  2000 and a  Director  of Young
                                               Dental since June 1989.  Mr. Richmond is George Richmond's son.
          Richard P. Conerly(1)...        75   Director of the Company  since August 1997.  Retired since 1994.
                                               Chairman and Chief  Executive  Officer of Orion  Capital Inc., a
                                               private  investment  company,  from  1987 to 1994.  Director  of
                                               LaBarge,  Inc., a  manufacturer  of  electronic  systems,  cable assemblies and interconnect assemblies, ("LaBarge").
          Craig E. LaBarge(1).....        49   Director of the  Company  since  August  1997.  Chief  Executive
                                               Officer of LaBarge  since 1991 and  President  of LaBarge  since
                                               1986. Director of LaBarge,  and TALX Corporation,  a provider of software and services for human resource assistance.
          Connie H. Drisko, DDS(2)        59   Director  of the  Company  since  January  1998.  Professor  and
                                               Chairperson of the Department of  Periodontics,  Endodontics and
                                               Dental  Hygiene  at  the  University  of  Louisville  School  of
                                               Dentistry  since  September  1993;  prior to 1993  held  various teaching  positions in  Periodontic  Department,  University  of
                                               Missouri Kansas City for ten years.
          James R. O'Brien(2).....        56   Director of the Company since October 1998. Managing Director of
                                               The Wellston Group, a consulting group, since 1995. President and
                                               Chief Operating Officer of Swingster Company, a manufacturer and distributor of corporate logoed merchandise, from 1994 through
                                               1995. President of a number of divisions of FIGGIE International, a Fortune 500 company, from 1986 through 1994.
          Brian F. Bremer(1)(2)...        63   Director  of the  Company  since May 1999.  Partner  in  CroBern
                                               Management Partnership, a venture capital investment group, since
                                               1995.

----------
(1)      Member of Audit Committee.
(2)      Member of Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 TO APPROVE THE BOARD OF DIRECTORS' SLATE OF NOMINEES STANDING FOR ELECTION.

        INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors met six times during 1999. All directors attended at least 75% of the meetings of the Board and of the committees upon which they served in 1999.

COMPENSATION OF DIRECTORS

     Full-time employees of the Company who serve as directors receive only reimbursement of expenses incurred in attending meetings. Effective November 1997, the Company adopted its 1997 Stock Option Plan pursuant to which each non-employee director of the Company received a grant of an option to purchase up to 5,000 shares of the Company's Common Stock and are reimbursed for all expenses incurred in attending Board of Directors and committee meetings.

COMMITTEES

     The Board of Directors has had standing Audit and Compensation Committees since November 1997.

     The Audit Committee met twice during 1999. The Committee is composed of Richard P. Conerly, Craig E. LaBarge, and Brian F. Bremer. The Committee's responsibilities include evaluation of significant matters relating to the audit and internal controls of the Company and review of the scope and results of audits by the independent auditors.

     The Compensation Committee met one time during 1999. The Committee is composed of Brian F. Bremer, Connie H. Drisko, and James R. O'Brien. The Committee reviews the Company's remuneration policies and practices, including executive salaries, compensation and other employee benefits, and administers and determines awards under the Company's 1997 Stock Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1999, no executive officer of the Company served on the Board of Directors or compensation committee of any other company with respect to which any member of the Compensation Committee was engaged as an executive officer. No member of the Compensation Committee was an officer or employee of the Company during 1999, and no member of the Compensation Committee was formerly an officer of the Company.

                             EXECUTIVE COMPENSATION

     The following table summarizes the annual and long-term compensation earned or awarded to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers at December 31, 1999, during the last three fiscal years for services rendered to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE


                                                                                           LONG-TERM
                                                 ANNUAL COMPENSATION                     COMPENSATION
                                                 -------------------                     ------------
                                                                                             AWARDS
                                                                                             ------
                                                                                           SECURITIES
                                                                                                                  ALL OTHER
                                                                                                                COMPENSATION
NAME AND PRINCIPAL POSITION            YEAR         SALARY ($)   BONUSES ($)(1)       UNDERLYING OPTIONS #(5)      ($)(6)
---------------------------            ----         ----------   --------------       -----------------------      ------
George E. Richmond ..........          1999          $250,021       $298,900                     --                  --
Chief Executive Officer                1998           214,400         70,720                     --                  --
                                       1997           214,400         15,218                     --                  --

Alfred E. Brennan ...........          1999          $241,676       $341,600                  120,000            $  7,401
President and Chief Operating          1998           217,115         30,000                     --                  --
   Officer (2)                         1997           101,065            915                   60,000                --

Arthur L. Herbst, Jr. (3) ...          1999          $179,442       $213,500                   25,000               4,405
Executive Vice President of            1998            42,404         12,000                   75,000                --
Strategic Planning and Chief
Financial Officer

Richard G. Richmond .........          1999          $157,615       $ 75,000                   25,000               7,200
Secretary                              1998           150,000         49,742                     --                  --
                                       1997           111,488         11,421                   32,000                --

Eric R. Stetzel (4) .........          1999          $159,000       $ 75,000                   25,000               4,111
Vice President                         1998           140,000         60,000                   16,000


----------

(1) Annual bonus amounts were earned and accrued during the fiscal years indicated and paid either in the fiscal year indicated or in the following years.
(2) Mr. Brennan joined the Company in October 1997. Amounts indicated for 1997 include payments made by the Company for consulting services prior to Mr. Brennan's employment.
(3)  Mr. Herbst joined the Company in October 1998.
(4) Mr. Stetzel joined the Company in February 1998 as President of Young Acquisitions Company and became a Vice President of the Company in February 1999.
(5)  Represents stock options awarded under the Company's 1997 Stock Option
     Plan.
(6)  Represents life and disability insurance premiums paid by the Company.

OPTION GRANTS

     The following table sets forth certain information with respect to options to purchase Common Stock granted during the fiscal year ended December 31, 1999 to each of the named executive officers who received option grants and the value of options held by such officers at fiscal year-end.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------
                                                                                            POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                             NUMBER OF      % OF TOTAL                                      ANNUAL RATES OF STOCK
                            SECURITIES        OPTIONS         EXERCISE                       PRICE APPRECIATION
                            UNDERLYING       GRANTED TO        PRICE                          FOR OPTION TERM(3)
                             OPTIONS         EMPLOYEES          PER           EXPIRATION   -----------------------
        NAME             GRANTED (#)(1)   IN FISCAL YEAR  SHARE ($/SH)(2)       DATE          5%($)         10%($)
        ----             --------------   --------------  ---------------       ----       ---------     ---------
Alfred E. Brennan ....       120,000            47.2%        $ 13.9375        10/01/09      1,051,826     $2,665,534

Arthur L.  Herbst Jr..        25,000             9.8%          13.9375        10/01/09        219,130        555,320

Richard G. Richmond ..        25,000             9.8%          13.9375        10/01/09        219,130        555,320

Eric R. Stetzel ......        25,000             9.8%          13.9375        10/01/09        219,130        555,320


----------
(1) Options were granted on October 1, 1999, one-fourth of each option becoming exercisable each year beginning October 1, 1999.
(2) The exercise price for all options granted is equal to the closing market price of the Company's stock as quoted on the Nasdaq National Market on the date the options were granted.
(3) The amounts shown under these columns are the result of calculations at 5 percent and 10 percent annual rates over the ten-year term of the options as required by the Securities and Exchange Commission and are not intended to forecast future appreciation of the stock price of the Company's Common Stock. Actual gains realized, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values shown in this table will be achieved.

FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information with respect to the named executive officers concerning the unexercised options held and the value thereof at fiscal year-end.

                          FISCAL YEAR-END OPTION VALUES



                           NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED IN-THE-
                           UNEXERCISED OPTIONS AT                MONEY OPTIONS AT FISCAL
                           FISCAL YEAR-END(#)                    YEAR-END ($)(1)
                           ---------------------------           --------------------------
            NAME           EXERCISABLE   UNEXERCISABLE           EXERCISABLE  UNEXERCISABLE
            ----           -----------   -------------           -----------  -------------
Alfred E. Brennan.......      60,000       120,000                 $91,875       $125,625

Arthur L. Herbst Jr. ...      47,250        57,750                  41,516         48,047

Richard G. Richmond ....      14,250        42,750                  23,516         70,547

Eric R. Stetzel.........      10,250        30,750                   3,516         10,547

----------
(1) Based on the closing price of the Company's stock as quoted on the Nasdaq National Market on December 30, 1999, of $14.50.

EMPLOYMENT AGREEMENTS

     In October 1999, the Company entered into an employment agreement with Alfred E. Brennan pursuant to which Mr. Brennan agreed to serve as the Company's Chief Executive Officer or Chief Operating Officer. The employment agreement expires on October 1, 2002. Mr. Brennan's minimum annual base salary under the agreement is $243,800. If a Change of Control (as defined in the agreement) occurs prior to October 1, 2003, the Company shall pay to Mr. Brennan, within thirty (30) days following the date of the Change of Control, a cash payment equal to 2.999 times Mr. Brennan's base amount (as such term is used in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code")).

     In July 1999, the Company entered into an employment agreement with Arthur
L. Herbst, Jr. pursuant to which Mr. Herbst agreed to serve as the Company's Chief Financial Officer and Executive Vice President of Strategic Planning. The employment agreement expires on July 6, 2002. Mr. Herbst's minimum annual base salary under the agreement is $180,250. If a Change of Control (as defined in the agreement) occurs prior to July 6, 2003, the Company shall pay to Mr. Herbst, within thirty (30) days following the date of the Change of Control, a cash payment equal to 2.999 times Mr. Herbst's base amount (as such term is used in Section 280G(b)(3) of the Code).

     In September, 1999 the Company entered into an employment agreement with Richard Richmond pursuant to which Mr. Richmond agreed to serve as a Vice President and the Secretary of the Company. The employment agreement expires on September 27, 2002. Mr. Richard's minimum annual base salary is $159,000. If a Change of Control (as defined in the agreement) occurs prior to September 27, 2003, the Company shall pay to Mr. Richmond, within thirty (30) days following the date of the Change of Control, a cash payment amount equal to 2.999 times Mr. Richmond's base amount (as such term is used in Section 280G(b)(3) of the Code).

     In October, 1999 the Company entered into an employment agreement with Eric Stetzel pursuant to which Mr. Stetzel agreed to serve as a Vice President of the Company. The employment agreement expires on October 25, 2002. Mr. Stetzel's minimum annual base salary is $159,000. If a Change of Control (as defined in the agreement) occurs prior to October 25, 2003, the Company shall pay to Mr. Stetzel, within thirty (30) days following the date of the Change of Control, a cash payment equal to 2.999 times Mr. Stetzel's base amount (as such term is used in Section 280G(b)(3) of the Code, as amended).

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for the Company's remuneration policies and practices, including salaries, compensation and other employee benefits, and administers and determines awards under the Company's 1997 Stock Option Plan. It annually determines the compensation to be paid to the executive officers of the Company. The Committee is composed of outside directors.

OVERVIEW AND PHILOSOPHY

     Executive compensation for 1999 was fixed by the Compensation Committee of the Company's Board of Directors. In developing the Company's executive compensation policies, the Committee has two principal objectives: 1) attracting, rewarding and retaining officers who possess outstanding talent, and
2) motivating the officers to achieve short-term and long-term corporate objectives that enhance shareholder value. Following annual reviews, the Committee authorizes appropriate changes as determined by the three primary components of executive compensation, which are: a) base salary, b) performance-based annual incentive bonus and c) long-term stock-based awards.

     In evaluating and setting the three components of compensation for executive officers, including the Chief Executive Officer of the Company, the Committee considers: individual responsibilities, including changes which may have occurred since the prior review; individual performance in fulfilling responsibilities and achieving the Company's financial goals for the year; relative contributions of the individual to the results of operations; the impact of operating conditions; the effect of economic changes on salary structure; comparisons with compensation paid to individuals with similar skills and experience; and, comparisons with compensation paid by similarly situated companies. Such considerations are subjective, and specific measures are not used in the review process.

     The program is composed of base salary, performance-based annual incentive bonus and long-term stock-based awards. As of December 31, 1999, 525,300 stock options on shares of the Company's Common Stock were outstanding and 254,000 stock options were granted during the fiscal year then ended.

BASE SALARY

     The minimum base salary for each officer (other than the Chief Executive Officer) is provided for as set forth in each of their respective Employment Agreements. (See description of Employment Agreements). Adjustments to minimum base salary may be made by the Compensation Committee. Factors that the Compensation Committee may rely on in adjusting the minimum base salary of an executive include: whether the base salary is competitive with companies in the industries and geographic areas in which the Company competes; and the individual's performance over a period of time as well as any other information which may be available as to the value of the particular individual's performance and prospective future services to the Company. This information includes comments and performance evaluations by the Company's Chief Executive Officer. The Committee considers all such data; it does not prescribe the relative weight to be given to any particular component.

PERFORMANCE-BASED ANNUAL INCENTIVE BONUS

     Performance-based annual incentive bonus is ordinarily determined to be paid based on the individual responsibilities, including changes which may have occurred since the prior review; individual performance in fulfilling responsibilities and achieving the Company's financial goals for the year; relative contributions of the individual to the results of operations; the impact of operating conditions; the effect of economic changes on salary structure; and comparisons with compensation paid to individuals with similar skills and experience.

LONG-TERM STOCK-BASED AWARDS

     In general, the Committee believes that equity based compensation should form a significant part of an executive's total compensation package. Stock options are granted to executives because they directly relate the executive's earnings to the stock price appreciation realized by the Company's shareholders over the option period. Stock options also provide executives the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive's option was determined by factors similar to those considered in establishing base salary and as outlined under the Company's 1997 Stock Option Plan.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     The Committee applies the same standards in establishing the compensation of the Company's Chief Executive Officer as are used for other executives. The Chief Executive Officer does not participate in setting the amount and nature of his compensation.

     The Committee does not expect that Section 162(m) of the Internal Revenue Code will limit the deductibility of compensation expected to be paid by the Company in the foreseeable future.

            Brian F. Bremer, Chairman
            Connie H. Drisko
            James R. O'Brien

                                PERFORMANCE GRAPH

     The following graph and table compare the cumulative total shareholder return on the Company's Common Stock from November 4, 1997, the date of the initial public offering of the Common Stock, through December 31, 1999, with the Russell 2000 Index and an industry peer group. The comparisons reflected in the table and graph are not intended to forecast the future performance of the Common Stock and may not be indicative of such future performance. The table and graph assume an investment of $100 in the Common Stock, the index and the industry peer group on November 4, 1997 and the reinvestment of all dividends; the beginning price for the Company's Common Stock is $12, the price at which shares of its Common Stock were sold in its initial public offering.


























                                              Cumulative Total Return
                                              -------------------------------
                                              11/4/97    12/97   12/98  12/99
             YOUNG INNOVATIONS, INC.             100      150      109    122
             PEER GROUP(1)                       100      109      116    100
             RUSSELL 2000                        100      105       98     96

----------
(1) Peer Group Composite is a weighted average index based on market capitalization. The Composite includes Dentsply International, Inc., Sybron International Corporation, American Dental Technologies, Inc. and Zila, Inc., all of whom are in the same industry as the Company. Prior to 1999, the Composite also included Schick Technologies, Inc. Schick Technologies, Inc. was delisted from the Nasdaq National Market in 1999 and is not included in the Composite for 1999.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Solutions in 3D, Inc. ("3D"), a manufacturer of plastic resin prototypes, leases space from the Company at its premises in Earth City at a rental of $750 per month. George Richmond owns 52.5% of the outstanding common stock of 3D. 3D's business is primarily with unrelated third parties. In 1999, the Company paid an aggregate of $10,000 for plastic resin prototyping services provided to the Company. 3D leases space from the Company and the Company may continue to purchase services from 3D.

     George Richmond is a 40% minority shareholder and former officer and director of Earth City Technologies ("Technologies"), a company located in Fenton, Missouri. Technologies repairs damaged scalers for the Company returned by its customers and sells scaler parts. Total amounts paid to Technologies for repairs/parts in 1999 were $3,000. Technologies purchases certain products and components from the Company from time to time. Total amounts billed to Technologies in 1999 were $86,000. Mr. Richmond is currently not an officer, director or employee of Technologies and plays no role in its management. The Company believes that arrangements with 3D and Technologies are on terms to the Company as favorable as could be obtained from unaffiliated third parties.

     The Company has adopted a policy that all transactions between the Company and any affiliated party will be approved by a majority of all members of the Company's Board of Directors and by a majority of the independent and disinterested Directors and will continue to be on terms no less favorable to the Company than terms the Company believes would be available from unaffiliated third parties.

     SECURITIES BENEFICIALLY OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of March 10, 2000, concerning the ownership of Common Stock by (i) each Director, each of the executive officers named in the Summary Compensation Table included in this Proxy Statement, all Directors and executive officers as a group, and (ii) all persons known by the Company to be the beneficial owners of five percent or more of the Common Stock. On March 10, 2000, there were 6,505,696 shares of Common Stock issued and outstanding. The address of each Director and executive officer listed below is Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045.

                                                              NUMBER OF SHARES       PERCENT
                                        NAME AND ADDRESS    BENEFICIALLY OWNED(1)    OF CLASS
                                        ----------------    --------------------     --------
                    (i)    George E. Richmond(2)                  3,295,065            49.1%
                           Richard G. Richmond(3)(4)                261,614             4.0%
                           Alfred E. Brennan(5)                      75,000             1.1%
                           Richard P. Conerly(6)                     10,000              *
                           Craig E. LaBarge(7)                        5,000              *
                           Arthur L. Herbst, Jr.(8)                  69,550            1.04%
                           Connie H. Drisko (7)                       5,000              *
                           James R. O'Brien(9)                       10,000              *
                           Brian F. Bremer(7)                         5,000              *
                           Eric R. Stetzel (10)                      64,750              *
                           All   directors  and  executive        3,800,979            56.7%
                           officers as a group (9 persons)
                     (ii)  Charles M. Royce (11)                    372,200             5.5%
                             Royce & Associates, Inc.
                             Royce Management Company
                             1414 Avenue of the Americas
                             New York, NY 10019
                           Wasatch Advisors Inc. (11)               406,600             6.1%
                             150 Social Hall Avenue
                             Salt Lake City, UT 84111

----------
*    Less than 1.0%.

(1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares sole voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power. Pursuant to the rules of the Securities and Exchange Commission, certain shares of the Company's Common Stock which a person has the right to acquire within 60 days pursuant to the exercise of stock options and warrants are deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of that person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. All directors and executive officers as a group hold options to purchase an aggregate of 206,500 shares of Common Stock.

(2) Includes 2,388,285 shares held in a revocable trust as to which Mr. Richmond has sole voting and dispositive power and 906,780 shares held in a trust as to which Mr. Richmond is a co-trustee and has sole voting power and shared dispositive power. Excludes 1,735 shares owned by Mr. Richmond's spouse.
(3)  Includes 239,364 shares owned directly by Mr. Richard Richmond.
(4) Includes 22,250 shares of Common Stock issuable to Mr. Richmond upon exercise of stock options exercisable within sixty days. Excludes 34,750 shares of Common Stock subject to stock options issued to Mr. Richard Richmond which will become exercisable over the next three years.
(5) Includes 75,000 shares of Common Stock issuable to Mr. Brennan upon exercise of stock options exercisable within sixty days. Excludes 105,000 shares of Common Stock subject to stock options which will become exercisable over the next three years.
(6) Includes 5,000 shares owned directly by Mr. Conerly and 5,000 shares of Common Stock issuable to Mr. Conerly upon exercise of stock options.
(7) Includes 5,000 shares of Common Stock issuable to Messrs. LaBarge and Bremer and Ms. Drisko upon exercise of stock options.
(8) Includes 3,300 shares owned directly by Mr. Herbst, 5,000 shares of Common Stock issuable upon exercise of stock options originally issued to Mr. Herbst as a non-employee Director, 60,250 shares of Common Stock issuable to Mr. Herbst as an employee upon exercise of stock options exercisable within sixty days and 1,000 shares owned by Mr. Herbst's daughters over which Mr. Herbst has voting and dispositive powers. Excludes 1,250 shares owned by Mr. Herbst's spouse and 39,750 shares of Common Stock subject to stock options which will become exercisable over the next three years.
(9) Includes 5,000 shares owned directly by Mr. O'Brien and 5,000 shares of Common Stock issuable to Mr. O'Brien upon exercise of stock options.
(10) Includes 46,000 shares owned directly by Mr. Stetzel, 4,500 shares owned by Mr. Stetzel's family members over which Mr. Stetzel has voting and dispositive powers and 14,250 shares of Common Stock issuable to Mr. Stetzel upon exercise of stock options exercisable within sixty days. Excludes 26,750 shares of Common Stock subject to stock options issued to Mr. Stezel which will become exercisable over the next three years.
(11) Based solely upon information contained in Schedule 13G filed with the Securities and Exchange Commission.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, to the knowledge of the Company, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during 1999.

                 PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS

     Arthur Andersen LLP has been appointed to serve as the independent auditors for the Company and its subsidiary corporations for the fiscal year ending December 31, 2000. The appointment is being submitted to the shareholders for ratification.

     Arthur Andersen LLP has served as the independent auditors for the Company and its predecessor since 1994.

     Representatives of Arthur Andersen LLP will be present at the Annual Meeting to respond to shareholders' questions and to have the opportunity to make any statements they consider appropriate.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2 FOR THE RATIFICATION OF ITS SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS TO AUDIT THE ACCOUNTS OF THE COMPANY AND ITS SUBSIDIARIES FOR 2000.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 2001 Annual Meeting of Shareholders of the Company must be received by the Company at its address stated above by December 11, 2000 to be considered for inclusion in the Company's Proxy Statement and Proxy relating to such meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

     In order for a shareholder to bring other business before a shareholders meeting, notice must be received by the Company at its address stated above by February 24, 2000. Such notice must include various matters regarding the shareholder giving the notice and a description of the proposed business. These requirements are separate from the requirements a shareholder must meet to have a proposal included in the Company's proxy statement.

                                  OTHER MATTERS

     The Board of Directors does not intend to present to the Annual Meeting any business other than the items stated in the "Notice of Annual Meeting of Shareholders" and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above. If any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to vote the shares represented thereby with respect to such matters in accordance with their best judgment.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.

                                              By Order of the Board of Directors

                                              Arthur L. Herbst, Jr.
                                              Chief Financial Officer

Date:  April 10, 2000

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, AND TO EACH PERSON REPRESENTING THAT AS OF THE RECORD DATE FOR THE MEETING HE OR SHE WAS A BENEFICIAL OWNER OF SHARES ENTITLED TO BE VOTED AT THE MEETING, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO YOUNG INNOVATIONS, INC., ATTENTION: MR. ARTHUR L. HERBST, JR., CHIEF FINANCIAL OFFICER, 13705 SHORELINE COURT EAST, EARTH CITY, MISSOURI 63045.

                             YOUNG INNOVATIONS, INC.

          PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - MAY 16, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned shareholder of YOUNG INNOVATIONS, INC., a Missouri corporation (the "Company"), hereby constitutes and appoints George E. Richmond and Richard G. Richmond, and each of them, his Attorneys and Proxies (with full power of substitution in each), and authorizes them to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 16, 2000, at 10:00 A.M. and at any adjournment thereof, and to vote the common stock of the Company held by the undersigned as designated below on proposals 1 and 2 and in their discretion on all other matters coming before the Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER, BUT IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1.   ELECTION OF DIRECTORS:

     [ ]  FOR all nominees listed         [ ] WITHHOLD AUTHORITY
          (except as marked below)            to vote for nominees listed below.


     George E. Richmond, Alfred E. Brennan, Arthur L. Herbst Jr., Richard G. Richmond, Richard P. Conerly, Craig E. LaBarge, Connie H. Drisko, James R. O'Brien and Brian F. Bremer
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), print such nominee's(s') Name(s) in the space provided below.)



2. TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE COMPANY:

       [ ] FOR               [ ] AGAINST               [ ] ABSTAIN


--------------------------------------------------------------------------------

PLEASE MARK (ON REVERSE SIDE), SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give full title as such if a corporation, please sign in full corporate name by President or other authorized officer.

THE SIGNER REVOKES ALL PROXIES HERETOFORE GIVEN TO VOTE AT SAID MEETING OR ANY ADJOURNMENT THEREOF.



                                 -----------------------------------------------
                                             Signature of Shareholder


                                 -----------------------------------------------
                                             Signature of Shareholder


                                 DATED:                                  , 2000.
                                       ----------------------------------